Welcome Stockholders

Annual Meeting

From Defense to Offense


ENDZONE
ENDZONE

August 3, 2010



Safe Harbor Statement

This presentation contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to trends in, or representing management's beliefs about, our future strategies, operations and financial results, as well as other statements including words such as "believe," "anticipate," "expect," "estimate," "predict," "intend," "plan," "project," "will," "could," "may," "might" or any variations of such words or other words with similar meanings. Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on the Company. You are cautioned not to place undue reliance on forward-looking statements as predictions of actual results. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which are discussed in detail under the caption "Item 1A. Risk Factors" in the Form 10-K related to the fiscal year ended March 28, 2010, which has been filed with the Securities and Exchange Commission. We do not assume, and specifically disclaim, any obligation to update any forward-looking statements, which speak only as of the date made.

In addition to reporting the Company's financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company provides information regarding EBITDA. This measure is considered non-GAAP and is not preferable to GAAP financial information. EBITDA, as defined in the Company's current bank loan agreement is a non-GAAP measure of liquidity and is included in this presentation to provide information concerning the Company's performance relative to benchmarks contained in the bank loan agreement. For more information on this non-GAAP financial measure, see the Company's reports on Form 10-K and Form 10-Q previously filed with the Securities and Exchange Commission

The Franchise

Our Company

- **Our Strategic Focus:**
- **“Enhance the Customer’s Shopping Experience”**

  Founded by Norbert and Irene Olberz in 1959
- Listed on NASDAQ since 1992
- Dual-class stock recapitalization in September 2005 (SPCHA, SPCHB)
- 55 stores in California, Arizona, Nevada and Utah
- Website Re-launch in March 2009
- Team Sales Division
- Opened 16 new stores in the last 4 years, 25 in the last 6 years
- Merchandise Categories:

  - Footwear 21%, Apparel 26% and Hardlines 53%
- Nov, Dec and Jan represent 30% of annual sales
- Largest vendor represents 10% of purchases




SPORT CHALET

SPORT CHALET

The Players

55 Stores


SPORT CHALET


PROJECT
FIFTY NINE


MEN'S
WOMEN'S
YOUTH


FITTING ROOMS
SPORT CHALET
FITTING ROOMS

SPORT CHALET

Specialty Merchandise

FORUM
6.0
VS.
matix
PRECOR
element
patagonia
Billabong
FUJI Bicycles Since 1899
Electra
O'NEILL
RVCA
VOLCOM
BURTON
ARC'TERYX
Maui Jim
OBERMEYER
Tommy Bahama
HARO
MARIN COUNTY CALIFORNIA
SPY
ROXY
seaQuest AQUA LUNG
ARMADA
SHERWOOD SCUBA
686
SPYDER
arnette
SHIMANO
BIG AGNES
ARBOR
DC
Hurley International
OSPREY
prAna
NILS

The Team

Specialty Services







PADI 5STAR INSTRUCTOR DEVELOPMENT CENTER

BARNETT BICYCLE INSTITUTE

WINTERSTEIGER

Alpine Training Services




GEAR UP ONCE
FOR THE ENTIRE SEASON!
Sport Chalet's Winter Equipment Lease Program
NO NEED TO BUY A NEW SIZE EACH YEAR
USE THE SAME RENTAL EQUIPMENT THE ENTIRE SNOW SEASON
Lease Snowboard & Ski Equipment


SPORT CHALET
ADVENTURE TRAINING
WHAT'S YOUR NEXT ADVENTURE?
Canyoneering
Backpacking
Kayaking
Rock Climbing
Mountaineering


A YOUTH
SKI & SNOWBOARD
PROGRAM
AGES 7-16 • FIRST TIME TO EXPERT
www.BlueAngelSnow.com

Field of Play

Store Locations

CALIFORNIA:
Antioch
Arcadia
Bakersfield
Beverly Hills
Brea
Burbank
Chino Hills
Concord
Elk Grove
Foothill Ranch
Glendora
Huntington Beach
Irvine
La Cañada Flintridge
La Jolla
Laguna Niguel
Long Beach
Marina del Rey
Menifee
Mira Loma
Mission Valley
Mission Viejo
Oxnard
Palmdale
Pleasanton
Point Loma
Porter Ranch
Rancho Cucamonga
Redlands
Riverside
Roseville
San Jose
San Marcos
Sacramento
South Coast Plaza
Temecula
Thousand Oaks
Torrance
Vacaville
Valencia
Visalia
West Hills
West Los Angeles

ARIZONA:
Chandler
Goodyear
Happy Valley
Lake Pleasant
Phoenix
Queen Creek
Scottsdale
Tempe

NEVADA:
Henderson
Las Vegas
Summerlin

UTAH:
West Jordan


55
Stores
UTAH
NEVADA
CALIFORNIA
ARIZONA

www.sportchalet.com

Current Economic Environment

- No Market in the United States was more severely impacted than ours - California, Arizona, Nevada, and Utah.
- Economic Indicators:
  - Home Values
  - Home Foreclosures
  - Personal and Business Bankruptcies
  - Unemployment
  - Consumer Confidence


WA
OR
ID
MT
ND
SD
WY
NV
CA
UT
CO
AZ
NM
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
MI
IL
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
MA
ME
AK
Foreclosure Actions to Housing Units
1 in 102 Housing Units
1 in 39,077 Housing Units
High
Med
Low

- The worst unemployment rate in the last three decades:

	Jun-07	Jun-08	Jun-09	Jun-10
California	5.3%	7.0%	11.6%	12.3%
Arizona	3.7%	5.7%	9.3%	9.6%
Nevada	4.5%	6.3%	11.9%	14.2%

- The Western states have entered their worst budget crisis in history:

Dire deficits

States whose projected 2010 deficits make up the largest percentage of their 2009 general funds:

State	2010 deficit as % of 2009 general fund	Deficit (in billions)
Nevada	31.7%	$1.2
Arizona	29.8	3.0
New York	29.0	17.9
California	**26.1**	**24.0**
Illinois	24.0	7.0
Connecticut	23.7	4.1
Florida	22.6	5.8
Washington	22.6	3.4
Wisconsin	22.5	3.2
Louisiana	21.7	2.0

Sources: Center on Budget and Policy Priorities; Times reporting
Graphics reporting by Tom Reinken and Evan Halper

Mark Hafer Los Angeles Times

Aggressive Actions Taken to Reposition Sport Chalet

- Secured new financing arrangement with Bank of America
- Renegotiated lease terms, substantially reduced occupancy costs and added kick-out clauses to existing leases
- Proactively managed our business with 1000 merchandise suppliers
- Aggressively reduced aged inventory enhancing collateral base
- Increased payroll efficiency while at the same time improving our full-time to part time ratio, and maintaining our customer experience
- Achieved significant reductions in SG&A expense
- More fully leveraged Team Sales
- Accelerated ECommerce Business

Asset Based Revolving Credit Line with Bank of America

CY	Timeframe	Amount
2008	Prior to June 2008	$30 million
	June to August 2008	$45 million
	September to December 2008	$70 million
2009	January to April 2009	$45 million
	May to August 2009	$55 million
	September to December 2009	$75 million
2010	January to June 2010	$55 million
	July 2010	$52.5 million
	August 2010	$50 million
	September to December 2010	$70 million
2011	January to August 2011	$45 million
	September to December 2011	$70 million
2012	January to May 2012	$45 million

March 28, 2010 loan at $43.2M → (2010)

- Availability limited to a percentage of the value of eligible inventory, minus certain reserves
- Accordion feature to provide extra availability for peak season

SPORT CHALET

Aged Inventory Management

- Our loan agreement hinges on the quality of our inventory
- Drove aged inventory to minimal amounts – enhancing collateral base while presenting the newest assortments and executing a first to market strategy with performance, technology, and lifestyle merchandise
- **Saved $11 million in markdowns during FY 2009-2010 compared to Fiscal 2008-2009**

Months Aged	Based on Q 1 End Date 6-27-2010	Aged %
6	WINTER APPAREL	40.9%
6	MENS APPAREL	9.1%
6	WOMENS APPAREL	14.8%
6	KIDS APPAREL	11.3%
9	FOOTWEAR	9.7%
Varied	BIKES	9.4%
12	FITNESS	3.5%
12	RACKET SPORTS	6.1%
Varied	GOLF	18.9%
12	MOUNTAIN SHOP	12.4%
12	WINTER HARDGOODS	9.4%
12	FISHING	8.7%
12	SCUBA	4.1%
12	WATERSPORTS	14.1%
12	GENERAL ATHLETICS	11.5%
12	GIFT CENTER	8.3%
Varied	**TOTAL COMPANY**	**12.0%**

SPORT CHALET

Occupancy Cost Reductions

- A total of 33 lease amendments, representing 60% of the chain, are completed, in process or under negotiation
- Savings of $25.4 million over 5 years
- Savings improvement of 46% vs. LY
- Additional reductions are in process

Store #	Total Estimated Savings	Amendment Status: Completed	In Process	Under Negotiation	Kick-Out Clause
A	2,053,820	x			
B	2,047,376	x			
C	1,676,000	x			x
D	1,605,874	x			x
E	1,498,000		x		x
F	1,492,699	x			
G	1,455,457	x			x
H	1,344,910	x			
I	1,312,836	x			x
J	1,265,618	x			x
K	1,145,266	x			x
L	992,182	x			x
M	964,000			x	
N	838,411	x			
O	793,451	x			
P	791,000	x			
Q	699,840	x			
R	669,002	x			
S	588,901	x			
T	548,593		x		
U	526,000	x			
V	342,941	x			
W	233,541	x			
X	200,000		x		
Y	154,818	x			
Z	61,000			x	
AA	53,299	x			
AB	TBD			x	
AC	TBD			x	
AD	TBD			x	
AE	TBD			x	
AF	TBD			x	
AG	TBD			x	
	$25.4M	**22**	**3**	**8**	**8**

Defense

Increased Payroll Efficiency

- Significant payroll savings while maintaining the customer experience:
  - Reduced workforce from 4,300 to 3,000, a 30% headcount reduction
  - Reduced Employee Turnover

	FY 09/10	FY 08/09	FY 07/08	FY 06/07	FY 05/06
Turnover	34.4%	42.6%	49.3%	49.8%	52.7%

  - Increased and improved utilization of full-time employees
    - Full-time employees understand the Company's core values and are cross-trained in multiple departments
    - Current store census reflects 43% of staffing is full-time
- **$7.2 million or 18% reduction made in the last half of FY 2008-2009**
- **An additional $9.9 million ,or 15%, reduction in FY 2009-2010 vs. FY 2008-2009.**

SPORT CHALET

SG&A Expense Reductions

Executed further reductions in selling, general, and administrative expenses while maintaining adequate resources in areas that are expected to drive Sport Chalet's return to profitability. Reductions below do not factor in savings made from **October 2008 to March 2009 of $2.8 million**, which in many cases were **10% to 30%** below budget and FY 2008-2009.

FY 2009-2010 decrease over FY 2008-2009

Advertising	$5.8 million or 63%	Shift focus from print ads to emails and newsletters that target Action Pass members
Professional Fees	$3.3 million or 69%	Primarily related to reduced need for systems support, turnaround consultants and legal fees for loan amendments
Maintenance and Supplies	$1.2 million or 22%	
Utilities/Telephones	$1.3 million or 18%	
All Other Expenses	$2.5 million or 26%	
Total SG&A reductions	**$14.1 million or 39%**	**vs. LY**

SPORT CHALET

We are on Offense in FY 2010 - 2011

1. **Become an ECommerce company**
2. **Maximize our inventory investment across all platforms and locations**
3. **Micro merchandise every location**
4. **Grow Action Pass**
5. **Increase training to provide a differentiated and unique customer experience**
6. **Leverage our investment in technology and data**
7. **Be creative in marketing**

Offense

Becoming an ECommerce Company

- Capital investment of $2.4 million completed in March 2009
- Creates leadership position for Sport Chalet in Specialty Retail
- Utilized "Best of Breed" Approach with software partners

FQ 1 2010-2011 vs. FQ 1 2009-2010:

- Site Visits Up 57%
- Orders up 379%
- Conversion Up 221%
- Average Order Volume Up 20%
- Out of State sales Up 29%
- Sales Up 395%


SPORT CHALET
FREE SHIPPING
THE OUTDOOR EXPERTS
SHOP OUTDOORS
01
02
03
04
05
CAMELBAK
Columbia
CAMPING · HIKING · CLIMBING · BACKPACKING · ADVENTURES · RENTALS
SALE
CHECK OUT OUR LATEST DEALS!
18 REASONS TO SWIPE
Pebble Beach Resorts
VISA

- Winner of the 2009 *Retail Info System News*, **Fusion Award** for Achieving Cross-Channel Excellence By Fusing Technology Solutions with Business Strategy

RIS

Offense

Optimized Distribution

Our Distribution Center Now Fully Supports ECommerce

- **FY 2009-2010:**
  - Labor costs reduced by 11% or $296,000 vs. LY
  - Units per hour increased to 146 vs. 115 LY an improvement of 27%

- **FY2008-2009:**
  - Labor costs reduced by 33% or $244,000 vs. prior year
  - Units per hour increased to 115 vs.104 from prior year




SPORT CHALET

SPORT CHALET

Offense


INTRO
ATHLETES
EXPEDITIONS
TECHNOLOGY
VIDEOS
Shop The North Face:
HOME
MEN'S »
WOMEN'S »
YOUTH »
GEAR »
CLOTHING »
SHOES »
NEVER STOP EXPLORING
TECHNICALLY ADVANCED, INNOVATIVE APPAREL, FOOTWEAR, AND GEAR THAT INSPIRES ATHLETES.
Bestselling The North Face
SHOP TOP THE NORTH FACE PRODUCTS:
The North Face Men's Clothing & Shoes | The North Face Women's Clothing & Shoes | The North Face Youth's Clothing & Shoes | The North Face Gear

5 Featured Categories

7 Featured Categories

Rich Copy

8 Featured Products

5 Featured Categories

Offense


INTRO
ATHLETES
EXPEDITIONS
TECHNOLOGY
VIDEOS


ATHLETES


EXPEDITIONS


TECHNOLOGY
GORE-TEX®


VIDEOS

ATHLETES
- 12 Athletes Showcase
- 4 videos
- Featured Categories
- Featured Products

EXPEDITIONS
- 12 Global Expedition Showcase
- 1 Video Showcase
- Featured Categories
- Featured Products
- SEO Copy

TECHNOLOGY
- 6 Technology Showcase
- 1 Video Showcase
- Featured Categories
- Featured Products
- SEO Copy

VIDEOS
- 5 Video Showcase
- Featured Categories
- Featured Products
- SEO Copy

SPORT CHALET

Offense

Shop The North Face: HOME MEN'S » WOMEN'S » YOUTH » GEAR » CLOTHING » SHOES »


NEVER
STOP
EXPLORING


Men's
MEN'S


Women's
WOMEN'S


YOUTH

FEATURE CATEGORIES INCLUDE:

- Featured Categories
- Featured Sub Categories
- Featured Products
- Multiple Images (film strip scroll functionality)
- Multiple Videos (pop out video player)


Gear
GEAR


Clothing
CLOTHING


Shoes
SHOES

SPORT CHALET

Offense

Follow us... Friend us... Watch us... View us...






vimeo
Demo Days - Flow/Sessions Rep




Sport Chalet Check out our Oakley Vids:
http://www.sportchalet.com/category/shop+by+brand/oakley.do#slide-2
Oakley - Shop By Brand - Sport Chalet
www.sportchalet.com
Sport Chalet is your destination for sports equipment, apparel, shoes, and accessories. Our staff of experts will assist you in finding the right product in a wide variety of activities including golf, skateboarding, team sports, outdoor camping, surfing or skiing.
Monday at 2:14pm · Comment · Unlike · Share
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Featured Brand Shop

Specialty Merchandise

First to Market with Performance, Technology, and Lifestyle Merchandise




apex


GOODE

[redacted]

Game Program

Vogue - April 2010 Issue



VOGUE
MAY
FIND YOUR
STYLE
Party-Girl Sparkle
Classic Chic
Glamour Goddess
Working-Girl Cool
THE LOOKS THAT FIT YOUR LIFE
SEX AND THE CITY'S
Sarah Jessica Parker
Fashion Superstar & Modern Mom
PLUS
Taylor Swift
Lindsey Vonn
The Face Behind Facebook
A Female Pilot in Afghanistan
SPECIAL ISSUE
GREAT AMERICAN WOMEN



Reetor
Men will be speechless. Women will be jealous. And no one will know that the reason's on your feet. Discover up to 28% more of a workout for your butt. And up to 11% more for your hamstrings and calves.
EASYTONE
28 %
11 %
11 %
SPORT CHALET
EASYTONE
RUNTONE
TRAINTONE
Reebok
YOUR MOVE

SPORT CHALET

Team Sales Division

- Continued integration of Team Sales and Retail

The Setup

- Full embellishment, silk screen, embroidery and custom art work creation in the Van Nuys, CA facility
- Twenty road salespeople calling on schools, teams and leagues
- Merchandise sold through Team Sales also available through Retail

The Results:

- Year Over year Sales Increase of 29%
- Year Over Year Gross Margin Increased of 40%
- Year Over Year Inventory Reduction of 12.7%


SPORT CHALET
TEAM SALES
PREPARE FOR COMBAT
NIKE PRO COMBAT
FOOTBALL 2010

CLOVIS UNIFIED SCHOOL DISTRICT

SIERRA COLLEGE

HARVARD-WESTLAKE SCHOOL

SPORT CHALET

Draft Picks

Running Concept Shop


I'd rather be
RUNNING


adidas
asics

Free Agents

Triathlon Shop


FITTING ROOMS
TYR


TYR


TYR

SPORT CHALET

Offense

Customer Relationship Management-Action Pass

Purpose:

- Understand customer behavior and take action
- Create excitement around product launches, new technologies, and new services
- Use purchasing behavior to set assortments, allocate floor space, and align categories
- Develop targeted marketing vehicles aimed at specific customers

Results:

- Over 1.1 million members, a growth of 48% vs. LY
- 42% of all sales dollars are from Action Pass members
- Launched Sport Chalet credit card in December 2008, now have over 15,000 cardholders



SPORT CHALET
action pass
I'D RATHER BE...
$1000
SPORT CHALET
MEN'S



SPORT CHALET
VISA
Sport Chalet Visa cardholders have a chance to win a
Trip for Two to Pebble Beach Resorts
courtesy of Visa
Not a card holder?
Apply today and receive one automatic entry upon approval.
Apply Now
Prize includes
• Accommodations at The Lodge at Pebble Beach™ Garden View room for 2 nights.

Commitment to Training


Surf University


SMITH OPTICS
SMITH OPTICS


H2O University
JUMBO DOG



Special Teams



SPORT CHALET
THE EXPERTS
Watch TRAVIS PASTRANA at
GAMES
SEND TO A FRIEND >
SHARE:
FEATURED BRANDS | ADVENTURES | STORE SERVICES | EXPERT ADVICE
SHOP BY SPORT CLOTHING SHOES OUTDOOR WINTER TECH & GAMES CYCLING FITNESS GOLF WATER SCUBA FISHING SALE
SEE MORE
SHOP DC CLOTHING
Savings Book
Shop Summer Savings Coupons! Over $1,500 in Savings.
Shop now
Action Pass™ Exclusive
Check out the current Action Pass Exclusive Sweepstakes. You could be the next winner...
View details
Store Locator
Come into a store location near you for the entire selection of Sport Chalet family fun gear!
Click here
Follow us... Friend us... Watch us... View us... Join us... community



SPORT CHALET
THE EXPERTS
METAL MULISHA
See Metal Mulisha Team Riders at the X-Games!
GAMES
SEND TO A FRIEND >
SHARE:
FEATURED BRANDS | ADVENTURES | STORE SERVICES | EXPERT ADVICE
SHOP BY SPORT CLOTHING SHOES OUTDOOR WINTER TECH & GAMES CYCLING FITNESS GOLF WATER SCUBA FISHING SALE
SEE JEREMY "TWITCH" STENBURG AND THE REST OF THE METAL MULISHA TEAM COMPETE IN X GAMES
METAL MULISHA
SHOP
Get their signature looks and support the Mulisha team!
Men's Twitch 3 Tee
Men's Entire Short Sleeve Tee
Men's Deegan Replica Tee
Men's Team 2 Hat
Men's Rocksteady Tank
Women's Rockstar Steezy Tee
Men's Braggin Hat
SHOP METAL MULISHA

Special Teams


SPORT CHALET
THE EXPERTS
Grab a Buddy and Sign up to get Muddy!
SEND TO A FRIEND >
SHARE:
Columbia
MUDDY BUDDY
RIDE & RUN SERIES
Here's the dirt on Columbia Muddy Buddy:
Join us at the following events:
LAS VEGAS, NV March 7
TEMECULA, CA March 28
SAN DIMAS, CA Nov 7th
> REGISTER TODAY
Free Clinics! Learn all the dirty details, get tips & ask questions.
Clinic Dates:
Thurs, Feb. 4, 7:00pm Henderson Sport Chalet
Thurs, Feb. 11, 7:00pm San Marcos Sport Chalet
> RSVP, space is limited
SAVE 15%
ON ALL BIKE HELMETS & ACCESSORIES WITH ANY BIKE PURCHASE OF $100 OR MORE
SPORT CHALET IS YOUR ONE-STOP SHOP BEFORE YOU HIT THE ROAD.
Our Cycling Specialty Services Include:
Help Haiti
Donate your gently worn shoes by 1/31/2010.
Click here
Sport Chalet Visa Card
Learn More
Store Locator
Click here


SPORT CHALET
THE EXPERTS
Double Action Pass Points
Now thru Sunday.
Earn your rewards even faster.
SEND TO A FRIEND >
SPECIALTY SHOPS CLOTHING SHOES SPORTS EQUIPMENT RECREATION OUTDOOR SNOW ADVENTURES SERVICES & ADVICE
UGG australia
> SHOP ALL UGG BOOTS
> Ugg Women's Classic Cardy
Fresh, young and fashion forward styles are the key to this collection.
139.99
> SHOP NOW
Grey
Black
Cream
> Ugg Women's Classic Tall
The foundation of our collection, these are the original, authentic boots for ultimate comfort and warmth.
179.99
> SHOP NOW
Chocolate
Black
Grey
Free Shipping
FREE SHIPPING on all Ugg Boots
Shop now
Sport Chalet Visa Card
Earn more than 8% in rewards on all your Sport Chalet purchases when you use your Sport Chalet Visa Card.
Learn More
Store Locator
Come into a store location near you for the entire selection of Sport Chalet family fun gear!
Click here

Offense

HONDA

LA MARATHON

PRESENTED BY K•SWISS

LA


SPORT CHALET
THE EXPERTS

Offense




OUTDOOR RENTALS
SCUBA SERVICES





Offense

Owning the Beach


SPORT CHALET
sportchalet.com
OCEAN CURRENT
BODY GLOVE
BODY GLOVE


NIVEA
US OPEN

avp

SPORT CHALET

Sports Agents

Sponsorships


SPORT CHALET
THE EXPERTS


SPORT CHALET
THE EXPERTS


State Farm
SPORT CHALET

Soles 4 Souls

Thank You Sport Chalet Customers For Your Overwhelming Support

Sport Chalet collected close to **1 Million** pairs of shoes for Haiti Relief in just 2 weeks.


563



The Front Office

Leveraging Technology


CRS POS & EnterpriseSelling
2000, 2006
$8.3M
JDA / E3
Replenishment
2001
$1.1M
High Jump
WMS
2002
$1.2M
SAS/Marketmax
Planning
Allocation
2005
$2.5M
CRM
Action Pass
2008
$300K
ECommerce
2008-2009
$2.4M
Marketlive
Sapient
Shop-A-Tron
Bizarre Voice
Cheetah Mail
SAP
Finance and Merchandising Core Systems
2008
$9.5M

SPORT CHALET

Data Flow


SAP BI
Product Info
Analytics
Product
Team
Sales
Web
Analytics
Industry
Trends
Sales
Data
Customer
Data
Website
Data
Demographic
Data
Action Pass
Customer Analytics
Marketing
Analysis
Real Estate Market
Analysis
Industry Trends &
Demographics

The Playoffs – Sudden Death

Competitive Position

	Southern California	Northern California	Arizona	Nevada	Utah
SPORT CHALET	34	9	8	3	1
Chick's Sporting Goods	~~15~~ 0	0	0	0	0
Busy Body	~~27~~ 8	~~15~~ 2	~~5~~ 0	~~4~~ 0	0
Adventure 16	~~7~~ 5	0	0	0	0
REI	10	16	2	3	2
active	~~29~~ 21	0	0	0	0
NORDSTROM	21	11	2	1	3
Sportsman's Warehouse	~~1~~ 0	1	3	~~3~~ 1	~~5~~ 4
Dick's Sporting Goods	15	0	6	1	1

Chart does not indicate closures of privately owned single outlet specialty stores

SPORT CHALET

Game Film

Comp Store Sales Index



Monthly Sales Index(1)
FYE 03/06
FYE 03/07
FYE 03/08
FYE 03/09
FYE 03/10
110
100
90
80
70
60
A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J



Monthly Comp Store Sales
FYE 03/06
FYE 03/07
FYE 03/08
FYE 03/09
FYE 03/10
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J

Notes:
(1) Monthly Sales Index based on FYE 03/06 sales
(2) Actual sales through June 2010

SPORT CHALET

Game Film

Quarterly EBITDA


FYE 03/09
FYE 03/10
FYE 03/11
($ in millions)
$4.0
$0.0
($4.0)
($8.0)
FQ1'09A
FQ2'09A
FQ3'09A
FQ4'09A
FQ1'10A
FQ2'10A
FQ3'10A
FQ4'10A
FQ1'11A
($3.3)
($2.9)
($5.8)
($7.3)
$1.1
$2.8
$2.2
$2.8
$1.6
EBITDA

•EBITDA stands for Earnings Before Interest, Taxes, Depreciation, & Amortization

•Our bank loan covenant is based on our last 12 month EBITDA

• For LTM 06/10 we earned a cushion of $4.59M above the $5.35 million required for total EBITDA of $9.94 million.

SPORT CHALET

The Rule Book

Los Angeles Business Journal – April 5, 2010



SPORT CHALET
THE EXPERTS
Delivering a winning solution to keep Sport Chalet on its game.
For more than 50 years, Sport Chalet has been a leader in specialty sporting goods. When it needed help tackling tough retail times, the company sought our support in implementing a new financial game plan. Led by a dedicated client manager, our asset-based lending professionals seamlessly delivered a $55 million credit facility that increases seasonally to $75 million. For financial strength and commitment at every turn, call our Global Commercial Banking Group at 213.621.7182.
Bank of America Merrill Lynch
Rubik's Cube® used by permission of Seven Towns Ltd. www.rubiks.com
"Bank of America Merrill Lynch" is the marketing name for the global banking and global markets businesses of Bank of America Corporation. Lending, derivatives, and other commercial banking activities are performed globally by banking affiliates of Bank of America Corporation, including Bank of America, N.A., member FDIC. Securities, strategic advisory, and other investment banking activities are performed globally by investment banking affiliates of Bank of America Corporation ("Investment Banking Affiliates"), including, in the United States, Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, which are both registered broker-dealers and members of FINRA and SIPC, and, in other jurisdictions, locally registered entities. Investment products offered by Investment Banking Affiliates: Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed. ©2010 Bank of America Corporation AR66336

SPORT CHALET

MVP

Las Vegas, Nevada 2010


2010 LAS VEGAS REVIEW-JOURNAL 29TH ANNUAL
BEST OF LAS VEGAS
HUNT'S
BEST EAT & DRINK, ENTERTAINMENT, HOTELS, SHOPPING, SPORTS SPOTS, LOCATIONS, PEOPLE AND BEST OF THE WORST
bestoflasvegas.com

Our Pick:

Sport Chalet

Multiple Locations

Sure, they have all we could ask for in sporting equipment and clothes, but that's not what impresses us. These guys want you to be confident about your large purchases, which is why they let you rent snow sport and water sport equipment and bikes before you take the plunge. If your gear should break down on you, the store's Certified Pros will make it all better.

MVP

Bakersfield, California 2010


Mercy
CHW
PADRE
HOTEL
THE BAKERSFIELD CALIFORNIAN
2010
BEST
OF
READERS' CHOICE POLL
KERN SCHOOLS

Sporting goods

Sport Chalet

Since 2007, the chain has been preparing residents for a variety of adventures and sporting activities.
5200 Stockdale Highway. 335-7780.

SPORT CHALET

Winning a Championship

Highlights

- Strong culture established by founder over 50 years ago emphasizing focused employee training leading to outstanding customer service
- Differentiated and unique shopping experience through breadth of specialty brands and services offered
- Launch of sportchalet.com creates national opportunities
- Structural cost reductions combined with specific strategic investments have improved operating efficiencies and will support future growth
- Strong support from senior lender
- Highly experienced and committed management team

SPORT CHALET